Commitments and Contingencies	3 Months Ended
Mar. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies
As a result of issues generated in the ordinary course of business, Dominion Midstream is involved in legal proceedings before various courts and is periodically subject to governmental examinations (including by the FERC), inquiries and investigations. Certain legal proceedings and governmental examinations involve demands for unspecified amounts of damages, are in an initial procedural phase, involve uncertainty as to the outcome of pending appeals or motions, or involve significant factual issues that need to be resolved, such that it is not possible for Dominion Midstream to estimate a range of possible loss. For such matters that Dominion Midstream cannot estimate, a statement to this effect is made in the description of the matter. Other matters may have progressed sufficiently through the litigation or investigative processes such that Dominion Midstream is able to estimate a range of possible loss. For legal proceedings and governmental examinations for which Dominion Midstream is able to reasonably estimate a range of possible losses, an estimated range of possible loss is provided, in excess of the accrued liability (if any) for such matters. Estimated ranges of loss are inclusive of legal fees and net of any anticipated insurance recoveries. Any estimated range is based on currently available information and involves elements of judgment and significant uncertainties. Any accrued liability is recorded on a gross basis with a receivable also recorded for any probable insurance recoveries. Any estimated range of possible loss may not represent Dominion Midstream’s maximum possible loss exposure. The circumstances of such legal proceedings and governmental examinations will change from time to time and actual results may vary significantly from the current estimate. Management does not anticipate that the liabilities, if any, arising from such proceedings would have a material effect on Dominion Midstream’s financial position, liquidity or results of operations.

Cove Point Natural Heritage Trust
Under the terms of the 2005 Agreement, Cove Point is required to make an annual contribution to the Cove Point Natural Heritage Trust, an affiliated non-profit trust focused on the preservation and protection of ecologically sensitive sites at or near Cove Point, of $0.3 million for each year the facility is in operation. These annual payments are recorded in other operations and maintenance expense in the Consolidated Statements of Income. If Cove Point voluntarily tenders title according to the terms of this agreement, no contributions are required. There are no current plans to voluntarily tender title to the Cove Point site.

Surety Bonds
At March 31, 2015, Cove Point had purchased $10.8 million of surety bonds. Under the terms of surety bonds, Cove Point is obligated to indemnify the respective surety bond company for any amounts paid.

Lease Commitments
Dominion Midstream leases various facilities, vehicles and equipment under operating lease arrangements, the majority of which include terms of one year or less, require payments on a monthly or annual basis, and can be canceled at any time. Rental expense for Dominion Midstream totaled $0.7 million for the three months ended March 31, 2015. The majority of rent expense is included within other operations and maintenance expense in the Consolidated Statements of Income.